Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Forward Industries, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof, I, Michael Pruitt, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Pruitt
Michael Pruitt Chief Executive Officer (Principal Executive Officer)

Dated: February 12, 2026

In connection with the quarterly report of Forward Industries, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof, I, Kathleen Weisberg, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kathleen Weisberg
Kathleen Weisberg Chief Financial Officer (Principal Financial Officer)

Dated: February 12, 2026